MILESTONE

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

ANNUAL REPORT

DECEMBER 31, 2006

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests. We take pride in our continued commitment to provide prompt, courteous service to our contract owners. For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Contract Owners of Monarch Life Insurance Company of Separate Account VA:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account VA of Monarch Life Insurance Company at December 31, 2006 and 2005, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

February 23, 2007

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENT OF NET ASSETS AT DECEMBER 31, 2006

	Cost	Shares	Market Value
ASSETS
Investment in Blackrock Variable Series Funds, Inc.:
BlackRock Money Market V.I. Fund	$345,126	345,126	$345,126
BlackRock Government Income V.I. Fund	39,745	3,670	38,277
BlackRock High Income V.I. Fund	12,448	1,609	12,341
BlackRock Large Cap Core V.I. Fund	145,131	5,611	180,513
BlackRock Value Opportunities V.I. Fund	1,194,456	50,834	1,190,020
BlackRock Global Allocation V.I. Fund	187,179	17,249	254,940
BlackRock Basic Value V.I. Fund	130,970	9,622	153,083

Total Invested Assets	$2,055,055		2,174,300

Dividend Receivable			229

Total Assets			2,174,529

LIABILITIES
Payable to Monarch Life Insurance Company			229

Total Liabilities			229

Net Assets			$2,174,300

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENT OF NET ASSETS AT DECEMBER 31, 2005

	Cost	Shares	Market Value
ASSETS
Investment in FAM Variable Series Funds, Inc.:
Mercury Domestic Money Market V.I. Fund	$338,308	338,308	$338,308
Mercury Government Bond V.I. Fund	38,629	3,562	37,396
Mercury High Current Income V.I. Fund	11,734	1,514	11,434
Mercury Large Cap Core V.I. Fund	143,986	5,730	181,595
Mercury Value Opportunities V.I. Fund	985,790	42,348	1,055,746
Mercury Global Allocation V.I. Fund	174,171	16,385	221,851
Mercury Basic Value V.I. Fund	163,693	12,468	184,148

Total Invested Assets	$1,856,311		2,030,478

Dividend Receivable			159

Total Assets			2,030,637

LIABILITIES
Payable to Monarch Life Insurance Company			132

Total Liabilities			132

Net Assets			$2,030,505

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Total	BlackRock Money Market V.I. Division	BlackRock Government Income V.I. Division	BlackRock High Income V.I. Division	BlackRock Large Cap Core V.I. Division	BlackRock Value Opportunities V.I. Division	BlackRock Global Allocation V.I. Division	BlackRock Basic Value V.I. Division
Investment Income:
Dividends	$31,666	$15,255	$1,695	$896	$1,611	$3,292	$6,570	$2,347
Expenses:
Risk Charges and Administrative Expenses	(29,665)	(4,803)	(524)	(166)	(2,462)	(15,945)	(3,321)	(2,444)

Net Investment Income (Loss)	2,001	10,452	1,171	730	(851)	(12,653)	3,249	(97)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	26,959	—	(8)	(4)	6,456	6,414	204	13,897
Net Unrealized Gains (Losses)	(54,924)	—	(235)	193	(2,228)	(74,394)	20,082	1,658
Capital Gain Distributions	245,636	—	—	—	19,378	200,807	9,568	15,883

Net Gains (Losses)	217,671	—	(243)	189	23,606	132,827	29,854	31,438

Net Increase in Net Assets
Resulting from Operations	219,672	10,452	928	919	22,755	120,174	33,103	31,341

Transfers of Net Premiums	28,000	28,000	—	—	—	—	—	—
Transfers Due to Terminations	(103,877)	(3,689)	3	(2)	(23,836)	(13,933)	(13)	(62,407)
Transfers Among Investment Divisions	—	(28,030)	—	—	—	28,030	—	—

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(75,877)	(3,719)	3	(2)	(23,836)	14,097	(13)	(62,407)

Total Increase (Decrease) in Net Assets	143,795	6,733	931	917	(1,081)	134,271	33,090	(31,066)
Net Assets - Beginning of Year	2,030,505	338,204	37,473	11,496	181,592	1,055,742	221,851	184,147

Net Assets - End of Year	$2,174,300	$344,937	$38,404	$12,413	$180,511	$1,190,013	$254,941	$153,081

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Total	Mercury Domestic Money Market V.I. Division	Mercury Government Bond V.I. Division	Mercury High Current Income V.I. Division	Mercury Large Cap Core V.I. Division	Mercury Value Opportunities V.I. Division	Mercury Global Allocation V.I. Division	Mercury Basic Value V.I. Division
Investment Income:
Dividends	$24,103	$9,593	$1,745	$1,030	$1,113	$2,819	$5,297	$2,506
Expenses:
Risk Charges and Administrative Expenses	(28,980)	(5,141)	(525)	(163)	(3,588)	(13,647)	(3,094)	(2,822)

Net Investment Income (Loss)	(4,877)	4,452	1,220	867	(2,475)	(10,828)	2,203	(316)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	83,900	—	11	97	28,570	43,375	(3,239)	15,086
Net Unrealized Gains (Losses)	(72,823)	—	(548)	(936)	(4,569)	(60,055)	19,921	(26,636)
Capital Gain Distributions	160,186	—	4	—	7,447	139,155	—	13,580

Net Gains (Losses)	171,263	—	(533)	(839)	31,448	122,475	16,682	2,030

Net Increase in Net Assets
Resulting from Operations	166,386	4,452	687	28	28,973	111,647	18,885	1,714

Transfers of Net Premiums	31,000	31,000	—	—	—	—	—	—
Transfers Due to Terminations	(371,998)	(2,371)	(2,703)	(2,274)	(152,027)	(60,880)	(38,445)	(113,298)
Transfers Among Investment Divisions	—	(31,220)	—	—	—	31,220	—	—

Net Decrease in Net Assets Resulting from Principal Transactions	(340,998)	(2,591)	(2,703)	(2,274)	(152,027)	(29,660)	(38,445)	(113,298)

Total Increase (Decrease) in Net Assets	(174,612)	1,861	(2,016)	(2,246)	(123,054)	81,987	(19,560)	(111,584)
Net Assets - Beginning of Year	2,205,117	336,343	39,489	13,742	304,646	973,755	241,411	295,731

Net Assets - End of Year	$2,030,505	$338,204	$37,473	$11,496	$181,592	$1,055,742	$221,851	$184,147

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act). Each of the seven investment divisions of the Account are invested solely in the shares of seven corresponding separate funds of the BlackRock Variable Series Funds, Inc. (formerly FAM Variable Series Funds, Inc.) (the Funds), an open-end management investment company registered under the 1940 Act. BlackRock Advisors, LLC is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

Effective September 29, 2006, the Mercury Domestic Money Market V.I. Fund, Mercury Government Bond V.I. Fund, Mercury High Current Income V.I. Fund, Mercury Large Cap Core V.I. Fund, Mercury Value Opportunities V.I. Fund, Mercury Global Allocation V.I. Fund, and Mercury Basic Value V.I. Fund changed their names to the BlackRock Money Market V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Value Opportunities V.I. Fund, BlackRock Global Allocation V.I. Fund, and BlackRock Basic Value V.I. Fund, respectively. Simultaneously, the corresponding investment divisions of the Account were renamed.

Effective May 1, 2005, the Domestic Money Market V.I. Fund, Government Bond V.I. Fund, High Current Income V.I. Fund, Large Cap Core V.I. Fund, Value Opportunities V.I. Fund, Global Allocation V.I. Fund, and Basic Value V.I. Fund changed their names to the Mercury Domestic Money Market V.I. Fund, Mercury Government Bond V.I. Fund, Mercury High Current Income V.I. Fund, Mercury Large Cap Core V.I. Fund, Mercury Value Opportunities V.I. Fund, Mercury Global Allocation V.I. Fund, and Mercury Basic Value V.I. Fund, respectively. Simultaneously, the corresponding investment divisions of the Account were renamed.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2006 are shown below:

	Purchases	Sales
BlackRock Money Market V.I. Fund	$43,059	$36,240
BlackRock Government Income V.I. Fund	1,703	521
BlackRock High Income V.I. Fund	914	179
BlackRock Large Cap Core V.I. Fund	21,177	26,489
BlackRock Value Opportunities V.I. Fund	231,351	29,099
BlackRock Global Allocation V.I. Fund	16,266	3,462
BlackRock Basic Value V.I. Fund	18,231	64,851

Totals	$332,701	$160,841

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2006 are shown below:

	Issued	Redeemed	Net Increase (Decrease)
BlackRock Money Market V.I. Division	1,931	2,181	(250)
BlackRock Government Income V.I. Division	—	—	—
BlackRock High Income V.I. Division	—	—	—
BlackRock Large Cap Core V.I. Division	—	504	(504)
BlackRock Value Opportunities V.I. Division	152	72	80
BlackRock Global Allocation V.I. Division	—	—	—
BlackRock Basic Value V.I. Division	—	1,203	(1,203)

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract’s accumulation period.

Premium tax may be assessed to a contract. Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years. Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract’s total purchase payments.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES

Contract owners’ accumulation values for 2006, 2005, 2004, 2003, and 2002 consist of the following:

	At December 31,			For the year ended December 31,
2006	Accumulation Units	Accumulation Unit Value	Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***
BlackRock Money Market V.I. Division	23,194	$14.87	$344,937	4.42%	1.40%	3.05%
BlackRock Government Income V.I. Division	1,656	23.19	38,404	4.51%	1.40%	2.47%
BlackRock High Income V.I. Division	506	24.56	12,414	7.49%	1.40%	8.00%
BlackRock Large Cap Core V.I. Division	3,645	49.52	180,512	0.91%	1.40%	13.14%
BlackRock Value Opportunities V.I. Division	6,164	193.06	1,190,014	0.29%	1.40%	11.25%
BlackRock Global Allocation V.I. Division	7,843	32.50	254,939	2.74%	1.40%	14.88%
BlackRock Basic Value V.I. Division	2,699	56.72	153,081	1.35%	1.40%	20.17%

2005
Mercury Domestic Money Market V.I. Division	23,444	$14.43	$338,205	2.68%	1.40%	1.26%
Mercury Government Bond V.I. Division	1,656	22.63	37,475	4.41%	1.40%	1.80%
Mercury High Current Income V.I. Division	506	22.74	11,497	8.32%	1.40%	0.04%
Mercury Large Cap Core V.I. Division	4,149	43.77	181,592	0.43%	1.40%	11.63%
Mercury Value Opportunities V.I. Division	6,084	173.53	1,055,743	0.28%	1.40%	8.85%
Mercury Global Allocation V.I. Division	7,843	28.29	221,849	2.39%	1.40%	9.02%
Mercury Basic Value V.I. Division	3,902	47.20	184,147	1.25%	1.40%	1.53%

2004
Domestic Money Market V.I. Division	23,606	$14.25	$336,343	0.91%	1.40%	(0.49%)
Government Bond V.I. Division	1,776	22.23	39,489	2.91%	1.40%	2.68%
High Current Income V.I. Division	605	22.73	13,742	8.11%	1.40%	10.29%
Large Cap Core V.I. Division	7,770	39.21	304,646	0.85%	1.40%	15.19%
Value Opportunities V.I. Division	6,108	159.42	973,755	0.00%	1.40%	13.38%
Global Allocation V.I. Division	9,302	25.95	241,411	2.41%	1.40%	12.78%
Basic Value V.I. Division	6,361	46.49	295,731	1.02%	1.40%	9.52%

2003
Domestic Money Market V.I. Division	24,530	$14.32	$351,213	0.73%	1.40%	(0.69%)
Government Bond V.I. Division	2,193	21.65	47,469	3.89%	1.40%	0.65%
High Current Income V.I. Division	1,380	20.61	28,441	9.47%	1.40%	26.36%
Large Cap Core V.I. Division	8,714	34.04	296,662	0.28%	1.40%	29.68%
Small Cap Value V.I. Division	6,343	140.61	891,927	0.05%	1.40%	40.93%
Global Allocation V.I. Division	16,354	23.01	376,305	3.00%	1.40%	32.85%
Basic Value V.I. Division	7,732	42.45	328,201	0.79%	1.40%	31.38%

2002
Domestic Money Market V.I. Division	29,714	$14.42	$428,311	1.47%	1.40%	0.14%
Government Bond V.I. Division	6,429	21.51	138,269	5.38%	1.40%	8.25%
High Current Income V.I. Division	5,193	16.31	84,722	10.43%	1.40%	(2.86%)
Large Cap Core V.I. Division	14,833	26.25	389,363	0.73%	1.40%	(18.15%)
Small Cap Value V.I. Division	11,031	99.77	1,100,551	1.28%	1.40%	(24.82%)
Global Allocation V.I. Division	17,810	17.32	308,551	3.24%	1.40%	(9.46%)
Basic Value V.I. Division	14,403	32.31	465,370	1.37%	1.40%	(18.92%)

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

50645 2/07